Long-Term Debt	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
LONG-TERM DEBT
NOTE 7: LONG-TERM DEBT
Long-term debt consisted of the following:

	June 30, 2015	December 31, 2014
Term Loan B	205,000	—
Credit facility	—	126,000
Less deferred finance costs, net	(4,834)	(1,913)
Total long term debt	200,166	124,087
Less unamortized discount	(2,035)	—
Less current portion, net of deferred finance cost	(636)	(10,022)
Total Long Term Debt, net of current portion and net of deferred finance costs	$197,495	$114,065
Credit Suisse AG: Navios Midstream entered a loan agreement dated November 13, 2014, with Credit Suisse AG of up to $126,000 in connection with the IPO. The facility was repayable in 20 equal quarterly installments of $2,626 each with a final balloon payment of $73,481 to be repaid on the last repayment date. The repayment of each advance started three months after the completion of the IPO. It bore interest at a rate of LIBOR plus 300 bps. The credit facility also required compliance with certain financial covenants which included (i) loan-to-value ratio covenants, based on charter-free valuations, (ii) minimum liquidity, (iii) EBITDA to interest ratio, and (iv) net worth. In June 2015 the Company fully prepaid the outstanding balance under this loan facility. The repayment of Credit Facility was accounted for as a debt extinguishment in accordance with ASC470 Debt and the remaining unamortized balance of $1,685 was written-off from the deferred financing fees.
Term Loan B: On June 18, 2015, Navios Midstream and Navios Finance, as co-borrowers, completed the issuance of the $205,000 Term Loan B. The Term Loan B is set to mature on June 18, 2020 and is repayable in equal quarterly installments of 0.25% of the initial principal amount of the Term Loan B, beginning on September 18, 2015, with a final payment of the aggregate principal amount of the Term Loan B, plus accrued and unpaid interest, due on the maturity. The Term Loan B bears interest at LIBOR plus 4.50% per annum.
The Term Loan B requires maintenance of a loan to value ratio of no greater than 0.85 to 1.0 and a minimum interest coverage ratio of at least 3.75 to 1.0, and other restrictive covenants including restrictions on indebtedness, liens, acquisitions and investments, restricted payments and dispositions. The Term Loan B also provides for excess cash flow prepayments and customary events of default.
Amounts drawn under the facilities are secured by first preferred mortgages on Navios Midstream's vessels and other collateral and are guaranteed by each vessel-owning subsidiary.
Navios Midstream was in compliance with the covenants set forth in the Term Loan B as of June 30, 2015.
As of June 30, 2015, a balance of $205,000 was outstanding under the Term Loan B. The weighted average interest rate as of June 30, 2015 and 2014 was 3.51% and 8.1%, respectively.